UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THESECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2024 (January 22, 2024)

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40641	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2024, James P. Cassidy provided written notice to the board of directors (the “Board”) of Kaival Brands Innovations Group, Inc. (the “Company”) of his resignation from the Board, effective immediately. Mr. Cassidy’s resignation was due to his other professional commitments and not as a result of any disagreement with the Board or the Company.

Mr. Cassidy served on the Board as the appointee of GoFire, Inc. (“GoFire”), the holders of the majority of the Company’s outstanding Series B Convertible Preferred Stock. In its capacity as such holder, GoFire has the right to appoint Mr. Cassidy’s replacement. The Board plans to work with GoFire to fill the vacancy on the Board occasioned by Mr. Cassidy’s resignation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2024, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware (the “Certificate of Amendment”) to effectuate a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) at a ratio of 1-for-21 (the “Reverse Stock Split”). A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Reverse Stock Split became effective at 8:00 a.m., Eastern Standard Time, on January 22, 2024 (the “Effective Date”). The Common Stock began trading on a post-Reverse Stock Split basis on the Nasdaq Capital Market (“Nasdaq”) under the symbol “KAVL” on January 25, 2024. The new CUSIP number for the Common Stock following the Reverse Stock Split is 483104402. The Reverse Stock Split was approved by the Board under authority granted by the Company’s majority stockholder via written consent to action in lieu of a special meeting of the stockholders of the Company pursuant to the Delaware General Corporation Law on December 11, 2023.

As of the Effective Date, every twenty-one (21) shares of the Company’s issued and outstanding Common Stock has been combined into one share of Common Stock. As a result, the Company’s issued and outstanding Common Stock has been proportionally reduced from approximately 58,661,090 shares to approximately 2,793,386 shares. The ownership percentage of each of the Company’s stockholders will remain unchanged, other than as a result of fractional shares. No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split, and stockholders that would hold a fractional share of Common Stock as a result of the Reverse Stock Split will have such fractional shares of Common Stock rounded up to the nearest whole share of Common Stock.

The number of shares of Common Stock available for issuance under the Company’s equity incentive plans and the Common Stock issuable pursuant to outstanding equity awards and common stock purchase warrants immediately prior to the Reverse Stock Split will be proportionately adjusted by the ratio of the Reverse Stock Split. The exercise prices of such outstanding options and warrants will also be adjusted in accordance with their respective terms. The number of authorized shares of common stock will not be affected by the Reverse Stock Split.

Among other considerations, the Company has effected the Reverse Stock Split to satisfy the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market under Rule 5550(a)(2) of the Nasdaq Listing Rules.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	3.1	Certificate of Amendment to the Certificate of Incorporation of Kaival Brands Innovation Group, Inc., dated January 22, 2024.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and any statements of the Company’s management and partners related to the subject matter hereof includes statements that constitute “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which are statements other than historical facts. You can identify forward-looking statements by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “position,” “should,” “strategy,” “target,” “will,” and similar words. All forward-looking statements in this Report speak only as of the date hereof. Although the Company believes that the plans, intentions, and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions, or expectations will be achieved. Therefore, actual outcomes and results could materially and adversely differ from what is expressed, implied, or forecasted in such statements. The Company’s business may be influenced by many factors that are difficult to predict, involve uncertainties that may materially affect results, and are often beyond our control. Actual results (including, without limitation, the anticipated benefits of the Reverse Stock Split, including the effect the Reverse Stock Split will have on the Company’s ability to regain compliance with the Nasdaq Listing standards, and the timing for filling the vacancy on the Board occasioned by Mr. Cassidy’s departure) may differ materially and adversely from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) uncertainties relating to the Company’s ability to stay compliant with Nasdaq continuing listing requirements, (ii) the results of international marketing and sales efforts by Philip Morris International, the Company’s international distribution partner, (iii) how quickly domestic and international markets adopt the Company’s products, general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth, (iv) the effects of steps that the Company is taking to raise capital, reduce operating costs and diversity its product offerings, (v) the Company’s inability to generate and sustain profitable sales growth, including sales growth in U.S. and international markets, (vi) circumstances or developments that may make the Company unable to implement or realize anticipated benefits, or that may increase the costs, of the Company’s current and planned business initiatives, (vii) significant changes in the Company’s relationships with its distributors or sub-distributors and (viii) other factors detailed by us in the Company’s public filings with the Securities and Exchange Commission, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, filed with the Securities and Exchange Commission on January 27, 2023 and accessible at www.sec.gov. All forward-looking statements included in this Report are expressly qualified in their entirety by such cautionary statements. Except as required under the federal securities laws and the Securities and Exchange Commission’s rules and regulations, the Company does not have any intention or obligation to update any forward-looking statements publicly, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2024	Kaival Brands Innovations Group, Inc.

	By:	/s/ Barry M. Hopkins
Barry M. Hopkins
Executive Chairman and Interim Chief Executive Officer and President